EXHIBIT INDEX
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Exhibit No.                        Title                               Page
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 3.            Articles of Incorporation and By-Laws

     A.          Restated Certificate of Incorporation
                 is incorporated herein by reference
                 to Exhibit 3A of the Company's 1987
                 Annual Report on Form 10-K.

     B.          By-Laws, amended as of October 24, 1994.


 4.            Instruments Defining Rights of Security
               Holders, Including Indentures

     A.          Restated Certificate of Incorporation
                 and By-Laws set forth in Exhibit Nos.
                 3A and 3B, above.

     B.          Rights Agreement relating to Rights
                 distributed to holders of the Company's
                 Stock, amended as of April 23, 1996, is
                 incorporated by reference to the
                 Company's Current Report on Form 8-K
                 filed May 3, 1996.

     C.          Agreement to furnish to the Securities
                 and Exchange Commission upon request a
                 copy of the Note Agreement relating to
                 the Company's 9.40% Notes Due October 30,
                 1996 is incorporated herein by
                 reference to Exhibit 4E of the Company's
                 1987 Annual Report on Form 10-K.

     D. Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock is incorporated herein by reference to Exhibit No. 3.1 to the Company's Form 8-K Current Report dated September 6, 1991.

     E. Indenture related to the Company's $100,000,000 of 9.0% Sinking Fund Debentures due 2022 is incorporated herein by reference to Exhibit No. 4A to the Company's Form 10-Q Quarterly Report for the quarter ended
                 March 31, 1992.

     F.          The Company's Registration Statement No.
                 33-51613, as filed on Form S-3 on January 6,
                 1994, with respect to its Medium Term Note
                 Program for issuance of unsecured debt up to $100,000,000 and the Prospectus and Prospectus Supplement, both dated and filed June 14, 1994, with respect thereto are incorporated by reference.

     G. Indenture dated January 12, 1994, between the Company and Morgan Guaranty Trust Company of New York, as Trustee, related to the Company's $100,000,000 of unsecured medium term notes registered under Registration No. 33-51613 is incorporated by reference to the Company's Report on Form 10-Q for the quarterly period ended December 31, 1993.

     H.          The Company's Registration Statement No.
                 33-54045 as filed on Form S-8 on June 8,
                 1994, with respect to its Stock-Based
                 Incentive Compensation Plan is incorporated by reference.

     I. Pricing Supplements Nos. 1 and 2, dated August 8, 1994, as filed on August 9, 1994, to Registration No. 33-51613 with respect to issuance of $15,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

     J. Pricing Supplements Nos. 3 and 4, dated September 12, 1994, as filed on September 13, 1994 to Registration No. 33-51613 with respect to issuance of $15,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

     K. Pricing Supplement No. 5 dated September 21, 1994 as filed on September 22, 1994 to Registration No. 33-51613 with respect to the issuance of $10,000,000 of debt under the Company's $100,000,000 Medium Term Note Program is incorporated by reference.

     L.          Pricing Supplement No. 6 dated October 5,
                 1994 as filed on October 6, 1994 to
                 Registration No. 33-51613 with respect to issuance of $10,000,000 of debt under the Company's $100,000,000 Medium Term Note
                 Program is incorporated by reference.

     M.          Pricing Supplements Nos. 7 and 8 dated
                 June 15, 1995 as filed on June 19, 1995
                 to Registration No. 33-51613 with respect to issuance of $30,000,000 of debt under the Company's $100,000,000 Medium Term
                 Note Program is incorporated by reference.

10.            Material Contracts

     A.          Supplemental Retirement Plan for                       E-7
                 Executive Officers, amended as of April 23,
                 1996, in the form attached hereto.

     B.          Management and Officers Capital Appre-
                 ciation Plan, an Incentive Stock Option
                 Plan, amended as of August 9, 1990, is
                 incorporated herein by reference to
                 Exhibit No. 10B to the Company's 1990
                 Annual Report on Form 10-K.

     C. Incentive Stock Option Plan for Officers and Key Employees, amended as of August 9, 1990, is incorporated herein by reference to Exhibit No. 10C to the Company's 1990
                 Annual Report on Form 10-K.

     D. Directors Retirement Plan is incorporated herein by reference to Exhibit No. 10E to the Company's 1983 Annual Report on Form 10-K.

     E.          Deferred Compensation Plan for Nonmanage-             E-15
                 ment Directors of Carpenter Technology
                 Corporation, amended as of December 7,
                 1995, in the form attached hereto.

     F.          Deferred Compensation Plan for Corporate              E-24
                 and Division Officers of Carpenter
                 Technology Corporation, amended as of
                 December 7, 1995, in the form attached
                 hereto.

     G.          Executive Annual Compensation Plan is
                 incorporated herein by reference to
                 Exhibit No. 10G to the Company's 1990
                 Annual Report on Form 10-K.

     H.          Non-Qualified Stock Option Plan For
                 Non-Employee Directors amended as of
                 October 23, 1995, is incorporated
                 herein by reference to Exhibit No. 10H
                 to the Company's 1990 Annual Report on
                 Form 10-K and the 1995 Proxy Statement.

     I.          Officers' Supplemental Retirement Plan
                 of Carpenter Technology Corporation is
                 incorporated herein by reference to Exhibit
                 10I to the Company's 1990 Annual Report on
                 Form 10-K.

     J. Trust Agreement between the Company and the Chase Manhattan Bank, N.A. dated September 11, 1990 relating, in part, to the Supplemental Retirement Plan for Executive Officers, Deferred Compensation Plan for Corporate and Division Officers of Carpenter Technology Corporation and the Officers' Supplemental Retirement Plan of Carpenter Technology Corporation, set forth in Exhibits Nos. 10A, 10F and 10I, above is incorporated herein by reference to Exhibit No. 10J to the Company's 1990 Annual Report on Form 10-K.

     K.          Carpenter Technology Corporation Employee
                 Stock Ownership Plan, effective as of
                 September 6, 1991, is incorporated herein by reference to Exhibit No. 10.1 to the Company's Form 8-K Current Report dated
                 September 6, 1991.

     L. Carpenter Technology Corporation Employee Stock Ownership Plan Trust Agreement dated September 6, 1991, between the Company and State Street Bank and Trust Company, not in its individual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.2 to the Company's Form 8-K Current Report dated September 6, 1991.

     M. Stock Purchase Agreement dated September 6, 1991, between the Company and State Street Bank and Trust Company, not in its indivi-dual capacity, but solely in its capacity as the Trustee, is incorporated herein by reference to Exhibit No. 10.3 to the Company's Form 8-K Current Report dated September 6, 1991.

     N. Stock Subscription and Investment Agreement and related letter agreement, both dated April 8, 1993, between Walsin Lihwa Corporation and the Company are incorporated by reference to Exhibit 1 of the Company's Current Report on Form 8-K, dated April 7, 1993.

     O. Indemnification Agreements, entered into between the Company and each of the directors and the following executive officers: Robert W. Cardy, Dennis M.
                 Draeger, G. Walton Cottrell, Nicholas F.
                 Fiore, Robert W. Lodge and John R. Welty are incorporated by reference to the form attached to the Company's 1993 Form 10-K.

     P.          Stock-Based Incentive Compensation Plan
                 for Officers and Key Employees, amended as of June 27, 1996, is incorporated herein by reference to Appendix A to the 1996
                 Proxy Statement.

     Q. Stock Purchase Agreement dated July 28, 1993, between Carpenter Technology Corporation, Carpenter Investments, Inc. and the share-holders of Aceros Fortuna, S.A. de C.V. and Movilidad Moderna, S.A. de C.V. with respect to the purchase of all the capital stock of Aceros Fortuna and Movilidad Moderna is incorporated by reference to Exhibit 1 to the Company's Form 8-K Current Report dated
                 July 28, 1993.

     R.          Distribution Agreement dated January 12,
                 1994 among the Company, CS First Boston
                 Corporation and J. P. Morgan Securities
                 Inc. is incorporated by reference to
                 Exhibit 1 to the Company's Registration
                 Statement No. 33-51613.

     S.          Special Severance Agreements entered
                 into between the Company and each of
                 the following executive officers:
                 Robert W. Cardy, Dennis M. Draeger,
                 G. Walton Cottrell, Nicholas F. Fiore,
                 Robert W. Lodge, and John R. Welty
                 are incorporated herein by reference
                 to the form attached to the Company's
                 1995 Form 10-K.

     T.          Trust Agreement between the Company                   E-34
                 and the Chase Manhattan Bank, N.A.
                 dated December 7, 1990, relating in
                 part to the Directors Retirement Plan
                 and the Deferred Compensation Plan for
                 Nonmanagement Directors set forth in
                 Exhibits 10D and 10E above in the form
                 attached hereto.

11.            Statement re Computation of Per Share                   E-53
               Earnings

12.            Statement re Computations of Ratios                     E-55

23.            Consent of Experts and Counsel                          E-56
                 Consent of Independent Accountants

24.            Powers of Attorney                                      E-57

                 Powers of Attorney in favor of
                 G. Walton Cottrell or John R. Welty.

27.            Financial Data Schedule                                 E-72

99.            Additional Exhibits

                 1996 Proxy Statement, submitted to the
                 SEC via Edgar on September 25, 1996